                                 Exhibit 4.28

(Real Estate Mortgage)

PUGET SOUND ENERGY, INC.

TO

U.S. BANK NATIONAL ASSOCIATION,

Trustee

_______________

Eightieth Supplemental Indenture

Dated as of April 30, 2004

_______________

Relating to First Mortgage Bonds

_______________

Supplemental to Indenture dated as of

June 2, 1924, as supplemented and modified

_______________

(NOT PART OF INDENTURE)

THIS EIGHTIETH SUPPLEMENTAL INDENTURE, made as of the 30th day of April, 2004, by and between Puget Sound Energy, Inc., formerly Puget Sound Power & Light Company, a corporation duly organized and existing under and by virtue of the laws of the State of Washington (hereinafter sometimes called the "Company"), party of the first part, and U.S. Bank National Association, a national banking association with a principal corporate trust office at 100 Wall Street, Suite 1600, in the city of New York and State of New York 10005 (successor to Old Colony Trust Company) (hereinafter sometimes called the "Trustee"), as Trustee under the First Mortgage (originally, and before modification thereof by certain supplemental indentures, called "First and Refunding Mortgage") from Puget Sound Power & Light Company, a Massachusetts corporation (hereinafter sometimes called the "Predecessor Company"), dated as of June 2, 1924 (said Mortgage being hereinafter sometimes called the "Original Mortgage"), as supplemented and modified by all indentures supplemental thereto heretofore executed and delivered, party of the second part;

WITNESSETH: that

WHEREAS, the Predecessor Company did by the Original Mortgage, filed for record in the offices of the Auditors of the Counties of Chelan, Clallam, Cowlitz, Douglas, Grant, Grays Harbor, Island, Jefferson, King, Kitsap, Kittitas, Lewis, Mason, Pacific, Pierce, Skagit, Snohomish, Thurston and Whatcom, all in the State of Washington, and left on file as a chattel mortgage in each of said counties, convey and pledge certain property therein described to Old Colony Trust Company, as Trustee, to be held upon the trusts expressed in the Original Mortgage to equally secure an unlimited authorized amount of mortgage bonds (therein and herein called the "Bonds") issued or to be issued in one or more series, all as more fully provided in the Original Mortgage; and

WHEREAS, the Predecessor Company, prior to September 1, 1954, had executed and delivered to the Trustee thirty-nine supplemental indentures, supplementing and in certain respects modifying the Original Mortgage and providing for the execution, certification and delivery of Bonds of various series from time to time pursuant thereto (which Original Mortgage, as so supplemented and modified, is therein and herein sometimes called the "First Mortgage"); and

WHEREAS, the Predecessor Company executed and delivered to the Trustee a Fortieth Supplemental Indenture, dated as of September 1, 1954, which Supplemental Indenture is divided into two parts, designated as Part I and Part II, and Part I thereof provided for the establishment and the execution, certification and delivery initially of Twenty-Five Million Dollars ($25,000,000) principal amount of a series of Bonds, designated as First Mortgage Bonds, 3-1/2% Series due 1984, and contained certain covenants, restrictions, conditions and provisions affecting, and provided for certain modifications of, the First Mortgage (the First Mortgage, as so supplemented and modified by said Part I, being sometimes in said Fortieth Supplemental Indenture and herein called the "Revised First Mortgage") and Part II thereof provided for modifications of the Revised First Mortgage as therein set forth, which modifications became effective on October 20, 1955 (the Revised First Mortgage as so modified by Part II of the Fortieth Supplemental Indenture as heretofore, hereby, and hereafter supplemented and modified being sometimes in said Part II and herein called the "Indenture" and references herein to Sections, Articles or other provisions of the Indenture being to the revised or modified provisions thereof as set forth in Part II of the Fortieth Supplemental Indenture); and

WHEREAS, the Predecessor Company has heretofore executed and delivered to the Trustee a Forty-First Supplemental Indenture dated as of December 1, 1954, a Forty-Second Supplemental Indenture dated as of July 1, 1957, a Forty-Third Supplemental Indenture dated as of May 1, 1958, a Forty-Fourth Supplemental Indenture dated as of November l, 1959, and a Forty-Fifth Supplemental Indenture dated as of April 1, 1960, all of which mortgaged, pledged, assigned, conveyed and transferred to the Trustee and subjected to the lien of the Indenture additional property acquired or constructed, and betterments, improvements and additions made to the mortgaged property, since the execution and delivery of the Fortieth Supplemental Indenture; and

WHEREAS, the Company has executed and delivered to the Trustee a Forty-Sixth Supplemental Indenture dated as of November 10, 1960, whereby the Company has succeeded to the Predecessor Company with the same effect as if the Company had been named in the Indenture as the mortgagor company and in the Bonds and coupons as the obligor thereon or maker thereof, and the Predecessor Company merged into the Company on November 16, 1960, whereupon the Company acquired all the property, real, personal or mixed, including all rights, privileges, easements, licenses and franchises, described in the Indenture and thereby conveyed and mortgaged or intended so to be, including also all such property acquired by the Predecessor Company since the execution and delivery of the Original Mortgage, which by the terms of the Indenture is subjected or intended to be subjected to the lien thereof; and

WHEREAS, the Company has executed and delivered to the Trustee the supplemental indentures set forth herein:

Supplemental Indenture	Dated as of
Forty-Seventh Supplemental Indenture	February 1, 1961
Forty-Eighth Supplemental Indenture	November 1, 1963
Forty-Ninth Supplemental Indenture	May 1, 1964
Fiftieth Supplemental Indenture	January 1, 1966
Fifty-First Supplemental Indenture	June 1, 1967
Fifty-Second Supplemental Indenture	February 1, 1969
Fifty-Third Supplemental Indenture	July 1, 1970
Fifty-Fourth Supplemental Indenture	October 1, 1972
Fifty-Fifth Supplemental Indenture	March 1, 1974
Fifty-Sixth Supplemental Indenture	November 1, 1974
Fifty-Seventh Supplemental Indenture	August 1, 1975
Fifty-Eighth Supplemental Indenture	October 1, 1976
Fifty-Ninth Supplemental Indenture	July 1, 1978
Sixtieth Supplemental Indenture	December 1, 1979
Sixty-First Supplemental Indenture	December 1, 1981
Sixty-Second Supplemental Indenture	July 1, 1984
Sixty-Third Supplemental Indenture	January 1, 1986
Sixty-Fourth Supplemental Indenture	April 1, 1986
Sixty-Fifth Supplemental Indenture	April 1, 1986
Sixty-Sixth Supplemental Indenture	August 1, 1986
Sixty-Seventh Supplemental Indenture	November 1, 1986
Sixty-Eighth Supplemental Indenture	September 1, 1987
Sixty-Ninth Supplemental Indenture	February 1, 1990
Seventieth Supplemental Indenture	October 1, 1990
Seventy-First Supplemental Indenture	May 1, 1991
Seventy-Second Supplemental Indenture	August 1, 1991
Seventy-Third Supplemental Indenture	March 1, 1992
Seventy-Fourth Supplemental Indenture	October 1, 1992
Seventy-Fifth Supplemental Indenture	April 1, 1993
Seventy-Sixth Supplemental Indenture	December 1, 1997
Seventy-Seventh Supplemental Indenture	March 1, 1999
Seventy-Eight Supplemental Indenture	October 1, 2000
Seventy-Ninth Supplemental Indenture	May 1, 2003

all of which mortgaged, pledged, assigned, conveyed and transferred to the Trustee and subjected to the lien of the Indenture additional property acquired or constructed, and betterments, improvements and additions made to the mortgaged property since the execution and delivery of the Fortieth Supplemental Indenture; and

WHEREAS, all Bonds of any series heretofore executed, authenticated and delivered pursuant to the Original Mortgage, as from time to time supplemented and modified, have been retired and canceled or payment duly and irrevocably provided for, except for the series set forth herein:

Principal Amount of Bonds	Series
Twenty-Five Million Dollars ($25,000,000)	Secured Medium-Term Notes, Series A due November 30, 2006
One Hundred Million Dollars ($100,000,000)	Secured Medium-Term Notes, Series A due February 1, 2007
Forty-Six Million Dollars ($46,000,000)	Secured Medium-Term Notes, Series A due June 19, 2006
Fifty Million Dollars ($50,000,000)	Secured Medium-Term Notes, Series B due December 10, 2004
Three Million Dollars ($3,000,000)	Secured Medium-Term Notes, Series B due December 1, 2003
Eleven Million Dollars ($11,000,000)	Secured Medium-Term Notes, Series B due December 2, 2003
Thirty Million Dollars ($30,000,000)	Secured Medium-Term Notes, Series B due May 27, 2004
Fifty-Five Million Dollars ($55,000,000)	Secured Medium-Term Notes, Series B due February 1, 2024
Three Hundred Million Dollars ($300,000,000)	First Mortgage Bonds, Pledged Series A due December 1, 2027
Two Hundred Million Dollars ($200,000,000)	First Mortgage Bonds, Pledged Series A due June 15, 2018
One Hundred Million Dollars ($100,000,000)	First Mortgage Bonds, Pledged Series B due March 9, 2029
One Hundred Fifty Million Dollars ($150,000,000)	First Mortgage Bonds, Pledged Series B due March 9, 2009
Two Hundred Twenty-Five Million Dollars ($225,000,000)	First Mortgage Bonds, Pledged Series B due February 22, 2010
Twenty-Five Million Dollars ($25,000,000)	First Mortgage Bonds, Pledged Series B due September 8, 2008
Two Hundred Sixty Million Dollars ($260,000,000)	First Mortgage Bonds, Pledged Series C, due February 1, 2011
Forty Million Dollars ($40,000,000)	First Mortgage Bond, Pledged Series C due January 16, 2004
One Hundred Thirty-Eight Million Four Hundred Sixty Thousand Dollars ($138,460,000)	5% First Mortgage Bonds, Pledged Series C due March 1, 2031
Twenty-Three Million Four Hundred Thousand Dollars ($23,400,000)	5.10% First Mortgage Bonds, Pledged Series C due March 1, 2031

which Bonds are now outstanding and constitute the only Bonds of the Company outstanding under the Indenture; and

WHEREAS, effective as of the opening of business on January 4, 1971, The First National Bank of Boston succeeded Old Colony Trust Company as Trustee under the Indenture by reason of the merger of Old Colony Trust Company into The First National Bank of Boston; and

WHEREAS, effective as of October 2, 1995, State Street Bank and Trust Company succeeded The First National Bank of Boston as Trustee under the Indenture; and

WHEREAS, effective as of February 15, 2003, U.S. Bank National Association succeeded State Street Bank and Trust Company as Trustee under the Indenture; and

WHEREAS, the Company has entered into an Indenture (the "Debenture Indenture") dated as of December 1, 1997 with U.S. Bank National Association (as successor to State Street Bank and Trust Company) as trustee (in such capacity, the "Debenture Indenture Trustee") pursuant to which the Company proposes to issue from time to time its Senior Notes (the "Senior Notes") and the Company has agreed to make certain payments to the Debenture Indenture Trustee in respect of the principal of, premium, if any, and interest on such Senior Notes; and

WHEREAS, the Company desires to execute and deliver this Eightieth Supplemental Indenture, in accordance with the provisions of the Indenture, for the purpose of confirming the lien of the Indenture on certain property acquired or constructed by the Company since the execution and delivery of the Original Mortgage and on certain betterments, improvements and additions made by the Company to property previously described in the Indenture.

NOW, THEREFORE, WITNESSETH, that, pursuant to and in execution of the powers, authorities and obligations conferred, imposed and reserved in the Indenture, and pursuant to and in execution of every other power, authority and obligation thereto appertaining and/or enabling, in order to secure the payment of the principal of, and the premium, if any, and interest on, the Bonds issued and to be issued under the Indenture, and secured thereby and hereby at any time outstanding according to their tenor and effect, and the performance of all the covenants and conditions therein and herein and in said Bonds contained, and for the purpose of confirming the lien of the Indenture, said Puget Sound Energy, Inc., organized and existing under the laws of the State of Washington, in consideration of the premises and of One Dollar ($1.00) and other good and valuable consideration to it duly paid by the Trustee, at or before the execution and delivery of these presents, the receipt whereof is hereby acknowledged, has granted, bargained, sold, conveyed, transferred, assigned, remised, released, mortgaged, set over and confirmed and by these presents does grant, bargain, sell, convey, transfer, assign, remise, release, mortgage, set over and confirm unto U.S. Bank National Association, as Trustee, and to its successor or successors in the trust created by the Indenture, and to said Trustee and its assigns forever, for the uses and purposes created by the Indenture, all property, real, personal or mixed, including all rights, privileges, easements, licenses and franchises, described in the Indenture and thereby conveyed and mortgaged or intended so to be, including also all such property acquired by the Company since the execution and delivery of the Original Mortgage, which by the terms of the Indenture is subjected or intended to be subjected to the lien thereof, and including also all such property as the Company may hereafter acquire which by the terms of the Indenture is subjected or intended to be subjected to the lien thereof, excepting from the foregoing, however, all property included within the foregoing general description, whether now owned or hereafter acquired, which by the provisions of the Indenture is excepted or to be excepted from the conveyance and lien of the Indenture, or which has heretofore been released from the lien of the Indenture or otherwise disposed of by the Company free from the lien of the Indenture in accordance with the provisions thereof:

INCLUDING NEVERTHELESS in the property hereby conveyed and confirmed to the Trustee (without limiting the generality of the foregoing general description of such property and without prejudice to the conveyance and confirmance of all such property by such general description) the following:

All property, real, personal or mixed, together with all buildings or improvements thereon and the appurtenances thereto, located in the State of Washington and described below or conveyed to the Company by the deeds listed on the list of properties and deeds below, to which deeds and the records thereof in the County Auditor's office of the respective counties in the State of Washington below stated (in all cases where said deeds and/or records are below specified) reference is hereby made for a more particular description of the property hereby conveyed and confirmed to the Trustee and its respective successor or successors and assigns as aforesaid, to wit:

List of Real Estate in the State of Washington Acquired by
Puget Sound Energy, Inc. to Date, and Not Heretofore Specifically
Described in Any Prior Supplemental Indenture*
Puget Sound Energy, Inc.

ISLAND COUNTY

Section:	1
Township:	33
Range:	1
Description:
The East 100 feet of the West 500 feet of the North 208 feet of the Northwest ¼ of the Southwest ¼ of Section 1, Township 33 North, Range 1 E. W.M., except the North 20 feet thereof for county road known as Troxell Road.

Situate in the County of Island, State of Washington.

Deed From:	Jack and Mary Truex
Deed Records Auditors File No.	92023588

**  All numbers in the row following the designation "Township," indicate townships north of the Willamette Base Line, and the Letters "E" and "W" in the row following the designation "Range," indicate east or west, as the case may be, of the Willamette Meridian.*

KING COUNTY

Section:	14
Township:	24
Range:	6
Description:
That portion of the West half of the Northeast quarter of Section 14, Township 24 North, Range 6 East, W.M., in King County, Washington; and that portion of Lot 4 of King County short plat number 387053, recorded under Recording Number 8712240543, lying Westerly of the West margin of the Bonneville transmission line easement as condemned in U.S. District Court under Cause No. 4253, and Easterly of Klahanie Division No. 22, according to the plat thereof, recorded in Volume 160 of Plats, pages 9 through 16, in King County, Washington, described as follows:

Commencing at the center of said Section 14; thence South 88°26'31" East along the East-West centerline thereof 161.33 feet to the true point of beginning; thence North 30°15'47" West a distance of 118.08 feet; thence North 59°44'13" East a distance of 285.00 feet; thence South 30°15'47" East a distance of 215.36 feet; thence South 14°44'13" West a distance of 69.44 feet to a point on said East-West centerline of said Section 14; thence continuing South 14°44'13" West a distance of 99.76 feet; thence South 59°44'13" West a distance of 165.35 feet; thence North 30°15'47" West a distance of 216.92 feet to a point on said East-West centerline and the true point of beginning;

Together with a temporary road access easement described as follows:

That portion of Lot 4, King County short plat number 387053, recorded under Recording Number 8712240543, in King County, Washington, and that portion of Lot 4, King County short plat number 1186017, recorded under Recording Number 8712240542, in King County, Washington, lying Westerly of the West margin of the Bonneville transmission line easement as condemned in U.S. District Court under Cause Number 4253, and Easterly of Klahanie Division No. 22, according to the plat thereof, recorded in Volume 160 of Plats, page(s) 9 through 16, inclusive, in King County, Washington, more particularly described as follows:

Commencing at a point on the North line of said Lot 4 of King County short plat number 387053 at the center of Section 14, Township 24 North, Range 6 East, Willamette Meridian, in King County, Washington; thence South 88°26'31" East along the North line of said Lot 4 a distance of 161.33 feet; thence South 30°15'47" East a distance of 216.92 feet; thence North 59°44'13" East a distance of 21.74 feet to the point of beginning; thence South 62°06'47" East a distance of 191.26 feet to a point of curve to the right from which the radius point bears South 27°53'13" West distant 50.00 feet; thence Southeasterly along said curve through a central angle of 37°34'53", an arc distance of 32.80 feet to the point of tangent thereof; thence South 24°31'53" East a distance of 178.45 feet, more or less, to the north margin of the traveled way of the Issaquah-Fall City Road; thence North 58°44'02" East along North margin 20.14 feet; thence North 24°31.53" West a distance of 176.08 feet to a point of curve to the left from which the radius point bears South 65°28'07" West distant 70.00 feet; thence Northwesterly along said curve through a central angle of 37°34'53", an arc distance of 45.91 feet to the point of tangent thereof; thence North 62°06'47" West a distance of 42.63 feet to a point of curve to the right from which the radius point bears North 27°53'13" East distant 50.00 feet; thence Northerly along said curve through a central angle of 54°40'36", an arc distance of 47.41 feet to the point of tangent thereof; thence North 7°26'11" West a distance of 75.86 feet; thence South 59°44'13" West a distance of 21.70 feet; thence South 7°26'11" East a distance of 21.09 feet to a point of curve to the right from which the radius point bears South 82°33'49" West distant 30.00 feet, thence Southwesterly along said curve through a central angle of 125°19'24", an arc distance of 65.62 feet to the point of tangent thereof; thence North 62°06.47" West a distance of 27.82 feet; thence South 59°44'13" West a distance of 23.55 feet to the point of beginning; and

Together with an easement for drainage purposes, described as follows:

That portion of the Southwest quarter and of the Southeast quarter of Section 14, Township 24 North, Range 6 East, Willamette Meridian, in King County, Washington, lying westerly of the Bonneville power administration transmission line easement as condemned in U.S. District Court under Cause No. 4253, Easterly of Klahanie Drive S.E. as dedicated in the plat of Klahanie Division 19 as recorded in Volume 159 of Plats, pages 18 through 29, records of King County, Washington, Northerly of the Northerly margin of Issaquah-Fall City Road as established by said plat of the Klahanie Division 19, and Southerly of a line parallel with and 450 feet Northwesterly of said northerly margin when measured at right angles or radially northerly to said margin.

SUBJECT TO THE FOLLOWING:
1. Restrictions and easements contained in Declaration of Protective Restrictions and Easements filed under Recording  No. 8502060789. Said restrictions as amended by Recording Nos. 8706220709, 8708130435, 9002010774, 9009170504, 9111201806, and 9112131736.
2. Restrictions contained in King County Short Plat No. 387053 under Recording
    No. 8712240543.
3. Agreement for Sewer System Improvements under Recording
    No. 8406050884.
4. Concomitant Zoning Agreement under Recording No. 8502050872, as amended by Recording No. 8710060754
5. Agreement and the Terms and Conditions thereof recorded under Recording
    Number 8502050871.

Deed From:	Lowe Enterprises Northwest, Inc.
Deed Records Auditors File No.	9209041067

KING COUNTY

Section:	8
Township:	23
Range:	5
Description:
All that portion of the South ½ of Section 8, Township 23 North, Range 5 East W.M., described as follows:

Beginning at the East ¼ corner of said Section 8, from which the Northeast corner of said section bears North 01°02'09" East; thence North 89°27'25" West, along the North line of said South ½, a distance of 2,647.56 feet to an existing center of section monument; thence South 01°02'40" West, along the North-South center of section line of said Section 8, a distance of 60.00 feet to the Southerly margin of North 8th Street, said point being on the South line of the North 60.00 feet of said South ½; Thence South 89°27'25" East, along said South line, 187.07 feet to a point on the Northeasterly margin of the Burlington Northern Railroad right-of-way and the true point of beginning; Thence continuing South 89°27'25" East, along said South line, 225.49 feet to a point on the Westerly margin of Houser Way North (Railroad Avenue); Thence South 18°00'40" East, along said Westerly margin, 82.32 feet to a point of tangency with a 543.68 foot radius circular curve to the right; Thence Southerly, along said curve and said Westerly margin, through a central angle of 09°49'26" an arc distance of 93.22 feet to a point on the Northeasterly margin of said railroad right-of-way; Thence North 57°49'50" West, along said Northeasterly margin, 321.37 feet to the true point of beginning;

Situate in the City of Renton, County of King, State of Washington.

SUBJECT TO THE FOLLOWING:

1. Current general taxes, not yet due and payable, for the year in which this deed is recorded; and
2. Reservations contained in deed recorded under Recording No. 7108160312, records of King County, Washington; and
3. Unpaid special utility connection charges for water and sanitary sewer payable to City of Renton, as disclosed by Declaration of Segregation recorded December 4, 1991 under Recording No. 9112040402 and
     Declaration of Segregation recorded August 10, 1992 under Recording
     No. 9208100964, records of King County, Washington; and
4. Dedication of North five (5) feet of subject property for additional street right-
     of-way for North Eighth Street as disclosed by instrument recorded under
     Recording No. 9212081719.

Deed From:	Paccar Inc.
Deed Records Auditors File No.	9212312458

KING COUNTY

Section:	21
Township:	24
Range:	6
Description:
That portion of the Southwest quarter of the Southeast quarter of Section 21, Township 24 North, Range 6 East, W.M., in King County, Washington, described as follows:

Beginning at a point on the Westerly margin of the Northern Pacific right of way 315 feet West and 8 feet South of the Northwest corner of the Southeast quarter of the Southeast quarter of Section 21; thence south 16° East 283 feet along said Westerly margin of the Northern Pacific Railway right of way; thence South 60° West 191 feet to the existing road; thence North 32° West 164 feet; thence North 19° West 154 feet; thence North 68°30' East 238 feet to the point of beginning.

SUBJECT TO THE FOLLOWING:

1. Easement to Puget Sound Power & Light Co. filed under Recording No. 2899547.
2. Easement to Water and Sewer District No. 8, filed under Recording No. 8802260581.
3. Agreement dated 7-19-90 filed under Recording No. 9007311493.
4. Assessment: Local Improvement District No. 4 to Water District #82.
5. Assessment: Local Improvement District No. 16 to Water District #82.

Deed From:	Bass & Bass Partnership
Deed Records Auditors File No.	9301041390

KING COUNTY

Section:	15
Township:	25
Range:	5
Description:
The North 4.85 feet of the West 179.99 feet of the Southwest Quarter of the Northeast Quarter and the South 228.49 feet of the West 179.99 feet of the Northwest Quarter of the Northeast Quarter, all in Section 15, Township 25 North. Range 5 East, W.M., in King County, Washington;

EXCEPT the West 30 feet thereof deeded to King County for roads by Deeds recorded under Recording numbers 1940770 and 4915599.

TOGETHER WITH AN EASEMENT for ingress and egress over the South 83.39 feet of the North 88.24 feet of the West 179.99 feet of the Southwest Quarter of the Northeast Quarter of Section 15, Township 25 North, Range 5 East, W.M, in King County, Washington;

EXCEPT the West 30 feet thereof

SUBJECT TO THE FOLLOWING:
1. Easement for slopes recorded under King County Recording Nos. 4915599 and 4912689.
2. Easement for water pipelines recorded under King County Recording No. 9205270207.
3. Easement for utilities recorded under King County Recording No. 6124267.

Deed From:	City of Bellevue
Deed Records Auditors File No.	9702070525

KING COUNTY

Section:	14
Township:	23
Range:	8
Description:
All that portion of Burlington Northern Railroad Company's (formerly Northern Pacific Railway Company) 100 foot wide Tanner to Issaquah, Washington Branch Line right of way, now discontinued, being 50 feet wide on each side of said Railroad Company's Main Track centerline as originally located and constructed upon, over and across the Northeast Quarter of the Northeast Quarter of the Southwest Quarter of Section 14, Township 23 North, Range 8 East of the Willamette Meridian, King County, Washington, bounded by two lines drawn at right angles to said Main Track centerline distant, respectively, 35.70 feet and 95.70 feet Northwesterly of the East line of the Southwest Quarter of said Section 14, as measured along said Main Track centerline; Also,

All that portion of said Railroad Company's 100 foot wide Branch Line right of way, being 50 feet wide on each side of said Main Track centerline upon, over and across the South Half of the Southeast Quarter of the Northwest Quarter of said Section 14, bounded by two lines drawn at right angles to said Main Track centerline distant, respectively, 631.52 feet and 691.52 feet Northwesterly of the East line of the Southwest Quarter of said Section 14, as measured along said Main Track centerline.

Subject, however, to all existing interests, including but not limited to all reservations, rights-of-way and easements of record or otherwise.

Deed From:	Burlington Northern Railroad Company
Deed Records Auditors File No.	9702130298

KING COUNTY

Section:	27
Township:	25
Range:	06
Description:
PARCEL A:

That portion of Section 27, Township 25 North, Range 6 East. W.M., in King County, Washington, described as follows:

Beginning on the south line of said Section 27, 818.28 feet easterly of the southwest corner thereof;
thence north 0°04'03" west 666.56 feet:
thence north 89°19'16" east 181.95 feet:
thence south 0.02'29" east 667.17 feet;
thence south 89.30'41" west 181.66 feet to the point of beginning;
EXCEPT any portion thereof lying within the north half of the southwest quarter of the southwest quarter of said Section 27;
AND EXCEPT the south 30 feet thereof for road;
AND EXCEPT that portion, if any, which lies westerly of the following described line:

Commencing at the southwest corner of the east half of the southwest quarter of the southwest quarter of said Section at a point which bears north 89°30'41" east 666.57 feet, more or less, from the southwest corner of said Section 27;
thence north 0°05'37" west along the west line of said subdivision 666.05 feet;
thence north 89.19'16" east 151.95 feet. to the TRUE POINT OF BEGINNING:
thence south 0°04'03" east 666.56 feet to the south line of said subdivision, and the terminus of said line description.

PARCEL B:

That portion of the east half of the southwest quarter of the southwest quarter of Section 27, Township 25 North, Range 6 East. W.M., in King County, Washington, described as follows:

Beginning at the southwest comer of said subdivision at a point which bears north 89°30'41" east 666.57 feet, more or less, from the southwest corner of said Section 27:
thence north 0°05'37" west along the west line of said subdivision 666.05 feet:
thence north 89°19'16" east 151.95 feet:
thence south 0°04'03" east 666.56 feet to the south line of said subdivision;
thence south 89°30'41" west 151.95 feet along the south line of said subdivision to the point of beginning:
EXCEPT any portion thereof lying within the north half of said subdivision;
AND EXCEPT the south 30 feet thereof for road.

ALL SUBJECT TO THE FOLLOWING:
1. Easement for roadway, Recording No. 4788419;
2. Reservation of coal, oil, gas, Recording No. 3916471.

Deed From:	Marvin H. Morris
Deed Records Auditors File No.	9809231415

KING COUNTY

Section:	1
Township:	21
Range:	4
Description:
Lot 2, Block 1, Christopher Garden Tracts, according to the plat thereof recorded in Volume 23 of plats, page 6, records of King County, Washington;
EXCEPT the South 420 feet and EXCEPT the North 450 feet of the West 149.18 feet thereof;
AND EXCEPT the North 455 feet of said Lot 2 lying east of the last described parcel and EXCEPT that portion of Lot 2, Block 1, Christopher Garden Tracts, according to the plat thereof recorded in Volume 23 of Plats, page 6, described as follows:

Beginning at the southwest corner of the above described parcel of land;
thence North along the west line of the above described parcel, 25 feet;
thence East parallel with the south line of the above described parcel, 25 feet;
thence South parallel with the west line of said parcel, 25 feet;
thence West along the south line of said parcel, 25 feet to the Point of Beginning.

Situate in the County of King, State of Washington.

SUBJECT TO THE FOLLOWING: Easements, restrictions, reservations, covenants and agreements.

Deed From:	Puget Western, Inc.
Deed Records Auditors File No.	19991115000282

KING COUNTY

Section:	4
Township:	21
Range:	4
Description:
The following described real estate, situated in the County of KING, State of Washington:

That portion of Lots 1 and 2 lying westerly of State Highway in Block 1 of Hall's Acre Tracts, according to the plat thereof recorded in Volume 20 of Plats, page 25, in King County, Washington.

SUBJECT TO THE FOLLOWING:
1. Cable Television Easement, Recording No. 8606240663.

Deed From:	Peter and Arlene Kogut; Ben and Marie Kartes; and Carl and Judith Bjorkman
Deed Records Auditors File No.	20000131001461

KING COUNTY

Section:	36
Township:	24
Range:	7
Description:
Lot 2, King County Short Plat Number 675001, recorded under Recording Number 7510100716, being a portion of the Northwest quarter of Section 36, Township 24 North, Range 7 East, Willamette Meridian, in King County, Washington;
together with an easement for ingress, egress and utilities as set forth instruments recorded under Recording Numbers 7508220654, 7509100606 and 7508220653.

SUBJECT TO any portion of said easements lying within the above described property; and

SUBJECT TO THE FOLLOWING
1. Consent for the use of Puget Sound Energy transmission line right of way and the terms and conditions thereof:
Purpose: Storm Drain And Sediment Pond
Area Affected: A Portion Of Said Premises
Recorded: November 24, 1999
Recording Number: 19991124001250
2. Memorandum of Agreement and the terms and conditions thereof:
Between: Weyerhaeuser Real Estate Company, a Washington corporation
And: City of Snoqualmie
Recorded: October 21, 1999
Recording Number: 19991021001630
Regarding: Comprehensive Voluntary Agreement for Snoqualmie Ridge Parks
3. Easement and the terms and conditions thereof:
Purpose: Electric transmission line
Area Affected: The description contained therein is not sufficient to determine its exact location within the property herein described.
Recorded: November 4, 1908
Recording Number: 1258319
4. Easement and the terms and conditions thereof:
Disclosed By: Deed
In Favor Of: Not disclosed
Purpose: Road
Affects: North 60 feet of said premises and other property
Recorded: October 11, 1956
Recording Number: 4738718
Note: Said easement is also delineated and/or dedicated on the face of the short plat.
5. Easement and the terms and conditions thereof:
Grantee: United States of America
Purpose: Transmission line
Area Affected: Westerly portion of said premises and other property
Recorded: June 1, 1967
Recording Number: 6183192
Note: Said easement is also delineated and/or dedicated on the face of the short plat.
6. Easement and the terms and conditions thereof:
Grantee: United States of America
Purpose: Road approximately 14 feet in width with such additional widths as are necessary to provide for cuts, fills and turnouts and for curves at angle points
Area Affected: The description contained therein is not sufficient to determine its exact location within the property herein described.
Recorded: June 1, 1967
Recording Number: 6183192
7. Easement and the terms and conditions thereof:
Reserved By: Harry H. Olson inc., a Washington corporation, its heirs or assigns ingress, egress and utilities
Area Affected: The description contained therein is not sufficient to determine its exact location within the property herein described
Recorded: May 20, 1969
Recording Number: 6512634
8. Easement and the terms and conditions thereof:
Grantee: Adjacent owners and future owners
Purpose: Ingress, egress and utilities
Area Affected: The Westerly 60 feet of said premises and other property
Recorded: August 22, 1975
Recording Number: 7508220654
Note: Said easement is also delineated and/or dedicated on the face of the short plat.
9. Easement and the terms and conditions thereof:
Grantee: Adjacent owners and future owners
Purpose: Ingress, egress and utilities
Area Affected: Westerly portion of said premises and other property
Recorded: August 22, 1975
Recording Number: 7508220655
Note: Said easement is also delineated and/or dedicated on the face of the short plat.
10. Easement and the terms and conditions thereof:
Grantee: Adjacent owners and future owners
Purpose: Ingress, egress and utilities
Area Affected: Westerly portion of said premises and other property
Recorded: September 10, 1975
Recording Number: 7509100606
Said easement contains a provision for bearing the cost of maintenance, repair or reconstruction of said roads by the users.
Note: Said easement is also delineated and/or dedicated on the face of the short plat.
Said easement is a re-recording of easement recorded under Recording Number 7508220653.
11. Underground Utility Easement and the terms and conditions thereof:
Grantee: Puget Sound Power & Light Company, a Washington corporation
Purpose: Underground electric system
Area Affected: The east 10 feet and the north 30 feet of said premises and other property
Recorded: December 15, 1975
Recording Number: 7512150865
Contains covenant prohibiting structures over said easement or other activities which might endanger the underground system.
12. Easement and the terms and conditions thereof:
Grantee: Puget Sound Energy
Purpose: Electric transmission and/or distribution system
Area Affected: Northwesterly portion of said premises and other property
Recorded: August 11, 1999
Recording Number: 19990811001847
13. Exceptions and reservations contained in deed:
From: Harry H. Olson, Inc.
Recorded: May 20, 1969
Recording Number: 6512634
As Follows: Reservation of oil and mineral rights
14. Easement and the terms and conditions thereof:
Purpose: Stormwater pond and associated improvements and appurtenances
Area Affected: A Northerly portion and other property
Recorded: August 25, 2000
Recording Number: 200000825000894

Deed From:	Weyerhaeuser Real Estate Company
Deed Records Auditors File No.	20000907000538

KING COUNTY

Section:	2
Township:	25
Range:	6
Description:
That portion of Section 2, Township 25 North, Range 6 East, W.M., in King County, Washington, described as follows:

Beginning at the south quarter corner of said section;
thence north 85°05'38" west, 1350.85 feet;
thence north 01°01'15" west, 30 17 feet to the true point of beginning, thence north 01°01'15" west, 597.12 feet;
thence south 88°47'58" west, 316.33 feet;
thence south 00°55'52" east, 563 17 feet;
thence south 85°05'38" east, 319.03 feet to the true point of beginning;

SUBJECT TO THE FOLLOWING
1. Easement and the terms and conditions referenced therein, including, but not limited to, the following:
Grantee: United States of America
Purpose: Electric transmission lines
Area Affected: Portion of said premises
Recorded: June 25, 1956
Recording Number: 4705329
2. Easement and the terms and conditions referenced therein, including, but not limited to, the following:
For The Benefit Of: Owners
Purpose: Ingress and egress
Area Affected: A 30 foot strip through said premises
Recorded: June 17, 1987
Recording Number: 8706170915
3. Reservation of all coal, oil, gas and mineral rights, and rights to explore for the same contained in deed from Weyerhaeuser Timber Co., a Washington corporation.
Recorded: August 28, 1948
Recording Number: 3832932

Deed From:	Tadeusz and Danuta Kochel
Deed Records Auditors File No.	20010628001325

KING COUNTY

Section:	30
Township:	24
Range:	8
Description:
That portion of the Northwest Quarter of Section 30, Township 24 North, Range 8, East of the Willamette Meridian, King County, Washington, lying easterly of the following described line; beginning at the Northwest corner of said Section 30; thence along the North line of said Section 30, South 88°50'20" East a distance of 377.16 feet; thence South 5°49'20" East a distance of 108.05 feet; thence South 1°09'10" West a distance of 105.38 feet; thence South 6°23'10" West a distance of 178.91 feet; thence South 9°48'10" East a distance of 145.61 feet; thence South 73°13'40" East a distance of 120.70 feet; thence North 88°30'00" East a distance of 371.05 feet; thence South 55°00'00" East a distance of 227.68 feet to a point of the easterly right-of-way line of the Northern Pacific Railroad; thence along the arc of a compound curve to the right, the chord of which bears South 74°59'50" East a distance of 476.16 feet; thence continuing along said right line South 48°40'10" East a distance of 1,135.20 feet to the point of beginning; thence leaving said right-of-way line, North 41°19'50" East a distance of 140 feet, more or less, to the left bank of the Snoqualmie River and the terminus of said line; and

Lying Westerly of the following described line; beginning at the center of said Section 30; thence North 0°22'10" East along the North-South centerline of said Section 1,077.88 feet to the true point of beginning; thence North 48°40'10" West 157.82 feet to the true point of beginning of the said line; thence North 42°13'20" East 120 feet to the southerly margin of South East 69th Street and the terminus of said line.

Except any portion lying within the 100 foot right-of-way of the Northern Pacific Railroad and SE 69th Street.

Deed From:	Puget Western Corp.
Deed Records Auditors File No.	20030109000860

KITSAP COUNTY

Section:	31
Township:	25
Range:	2
Description:
Lots A and B of Short Plat No. 4944 recorded August 17, 1989 under Auditor's File No. 8908170129, being a portion of Government Lot 4, Section 31, Township 25 North, Range 2 East, W.M., in Kitsap County, Washington;

SUBJECT TO THE FOLLOWING:

1. Easement disclosed by Commissioner's Journal, Volume 21, Pages 106, affecting portion of vacated County Road No. 321;
2. Easement for underground electric distribution system, Recording No. 8901270143;
3. Covenants, conditions, restrictions and easements contained in short plat, Recording No. 8908170129;
4. Question or location of lateral boundaries of second class tide (or shore) lands;
5. Any prohibition of or limitation of use, occupancy or improvement of the land resulting from rights of the public or riparian owners to use any portion which is now or has been formerly covered by water;
6. Any claim of right, title or interest which may be asserted by the State of Washington or the public to the beaches to accretions to the uplands;
7. Paramount rights and easements in favor of the United States for commerce, navigation, fisheries and the production of power;
8. Exceptions and Reservations contained in deed from the State of Washington, affecting tidelands, Recording No. 72708, Volume 80, Page 574;
9. Waiver of damages by reason of construction of a roadway granted to Kitsap County, Recording No. 244951, Volume 196, Page 440.

Deed From:	Charles Youdarian
Deed Records Auditors File No.	9206260100

KITSAP COUNTY

Section:	8
Township:	25
Range:	1
Description:
Lot A of Short Plat No. 2254, recorded July 29, 1980 under Auditor's No. 8007290098, described as follows: The east 410 feet of the north half of the south 15 acres of the northwest quarter of the southeast quarter, Section 8, Township 25 North, Range 1 East, W.M., in Kitsap County, Washington.

SUBJECT TO THE FOLLOWING:

1. Easement and right to enter granted to USA, Recording No. 796425;
2. Easement under Recording No. 960607 and 962386;
3. Easement re underground electric, 8211220005;
4. Covenants, conditions contained in short plat No. 8007290098;
5. Agreement under Recording No. 8103060092.

Deed From:	Ralph and Pamela Martinez
Deed Records Auditors File No.	9212310021

KITSAP COUNTY

Section:	8
Township:	24
Range:	1
Description:
PARCEL I:

That portion of Section 8, Township 24 North, Range 1 East, W.M., in Kitsap County, Washington, described as follows:

Commencing at the Northeast corner of the Northwest quarter of the Southeast quarter of said Section 8; thence South 2°38'21" West along the East line of said Northwest quarter of the Southeast quarter a distance of 939.00 feet; thence North 88°44'43" West a distance of 540.00 feet to the True Point of Beginning; thence North 2°48'07" East a distance of 25.00 feet; thence North 88°44'43" West a distance of 436.34 feet; thence South 2°48'07" West a distance of 80.32 feet to the Northeast corner of the Southwest quarter of the Southwest quarter of the Northwest quarter of the Southeast quarter; thence North 88°44'49" West along the North line of said Southwest quarter of the Southwest quarter of the Northwest quarter of the Southeast quarter, a distance of 325.50 feet to the West line of said Southwest quarter of the Southwest quarter of the Northwest quarter of the Southeast quarter; thence South 2°51'22" West along the West line of said Southwest quarter of the Southwest quarter of the Northwest quarter of the Southeast quarter, a distance of 331.67 feet to the Northwest corner of Government Lot 1, said Section 8; thence continue South 2°51'22" West along the West line of said Government Lot 1, a distance of 331.67 feet to the Southwest corner of the North half of the North half of said Government Lot 1; thence along the South line of said North half of the North half of Government Lot 1, South 88°45'57" East a distance of 652.26 feet; thence South 2°44'52" West a distance of 331.55 feet; thence South 88°46'31" East a distance of 44.08 feet; thence South 2°44'52" West a distance of 346.10 feet to the Northeasterly right of way line of State Highway No. 21; thence South 58°31'05" East along said right of way line a distance of 57.00 feet; thence leaving said right of way, run North 2°44'52" East a distance of 374.83 feet; thence South 88°46'31" East a distance of 55.92 feet; thence North 2°44'52" East a distance of 165.77 feet; thence North 88°46'14" West a distance of 25.00 feet; thence North 2°44'52" East a distance of 165.77 feet; thence South 88°45'57" East a distance of 22.74 feet; thence North 2°51'22" East a distance a 331.54 feet to the North line of said Government Lot 1; thence North 88°45'23" West along the North line of said Government Lot 1, a distance of 37.85 feet; thence leaving the North line of said Government Lot 1, run North 2°48'07" East a distance of 386.84 feet to the True Point of Beginning.

PARCEL II:

An easement for ingress and egress over, along, above and across the following:

A portion of the West half of the South half of the North half of Government Lot 1, Section 8 , Township 24 North, Range 1 East, W.M., in Kitsap County, Washington, described as follows:

Beginning at the Northwest corner of the South half of the North half of said Government Lot 1; thence South 88°45'57" East along the North line of said South half of the North half a distance of 566.25 feet to the True Point of Beginning; thence South 45°18'23" East a distance of 115.60 feet to the East line of said West half of the South half of the North half; thence South 2°44'52" West along said East line, a distance of 67.22 feet; thence North 45°18'23" West a distance of 213.28 feet to the North line of the South half of the North half of said Government Lot 1; thence South 88°45'57" East along said North line a distance of 72.70 feet to the True Point of Beginning.

ALL SUBJECT TO THE FOLLOWING:

1. Easement disclosed by instrument under Recording No. 577002;
2. Agreement re sewer, Recording No. 1083530.

Deed From:	Olympic Business Park Partners
Deed Records Auditors File No.	9401030128

KITSAP COUNTY

Section:	3
Township:	25
Range:	2
Description:
That portion of the North half of the Southwest quarter of the Southwest quarter of Section 3, Township 25 North, Range 2 East, W.M. in Kitsap County, Washington, lying Southwesterly of State Hwy #305; except that portion lying Southwesterly of a line drawn parallel to and 95 feet Southwesterly of the centerline of State Hwy #305.

Deed From:	Kitsap County
Deed Records Auditors File No.	9503140070

KITSAP COUNTY

Section:	8
Township:	24
Range:	1
Description:
Without limiting the generality of the foregoing, Grantor releases, conveys and quit-claims, Grantor's interest in that certain easement, dated as of April 27, 1953, and recorded under Kitsap County Auditor's File No. 577002.

That portion of Section 8, Township 24 North, Range 1 East, W.M. in Kitsap County, Washington, described as follows:

Commencing at the Northeast corner of the Northwest quarter of the Southeast quarter of said Section 8; thence South 02°38'21" West along the East line of said Northwest quarter of the Southeast quarter, a distance of 939.00 feet; thence North 88°44'43" West a distance of 540.00 feet to the true point of beginning; thence North 02°48'07" East, a distance of 25.00 feet; thence North 88°44'43" West a distance of 436.34 feet; thence South 02°48'07" West a distance of 80.32 feet to the Northeast corner of the Southwest quarter of the Southwest quarter of the Northwest quarter of the Southeast quarter; thence North 88°44'49" West along the North line of said Southwest quarter of the Southwest quarter of the Northwest quarter of the Southeast quarter, a distance of 325.50 feet to the West line of said Southwest quarter of the Southwest quarter of the Northwest quarter of the Southeast quarter; thence South 02 51'22" West along the West line of said Southwest quarter of the Southwest quarter of the Northwest quarter of the Southwest quarter, a distance of 331.67 feet to the Northwest corner of government lot 1, said Section 8; thence continue South 02°51'22" West along the west line of said government lot 1, a distance of 331.67 feet to the Southwest corner of the North half of the North half of said government lot 1; thence along the South line of said North half of the North half of government lot 1, South 88 45'57" East a distance of 493.56 feet; thence South 45°18'23" East 213.29 feet; thence South 02°44'52" West 184.79 feet; thence South 88°46'31" East 44.08 feet to the Northeasterly right-of-way line; thence South 02°44'52" West 346.10 feet of State Highway No. 21; thence South 58°30'57" East along said right-of-way line a distance of 57.02 feet; thence leaving said right-of-way, run North 02°44'52" East a distance of 374.83 feet; thence South 88°46'31" East a distance of 55.92 feet; thence North 02°44'52" east a distance of 165.77 feet; thence North 88°46'14" West a distance of 25.00 feet; thence North 02°44'52" East a distance of 165.77 feet; thence South 88°45'57" East a distance of 22.74 feet; thence North 02°51'22" East a distance of 331.54 feet to the North line of said government lot 1 ; thence North 88°45'23" West along the North line of said government lot 1, a distance of 37.85 feet; thence leaving the North line of said government lot 1, run North 02°48'07" East a distance of 386.84 feet to the true point of beginning.

Deed From:	Erwin Skelly
Deed Records Auditors File No.	3039536

KITTITAS COUNTY

Section:	11
Township:	17
Range:	18
Description:
Parcel 2, as described and/or delineated on that certain Survey as recorded May 19, 1995, in Book 21 of Surveys, at pages 1 and 2, under Auditor's File 581659, records of Kittitas County, Washington, being a portion of the Southwest ¼ of the Northwest ¼ of Section 11, Township 17 North, Range 18 East, W.M., in the County of Kittitas, State of Washington.

SUBJECT TO THE FOLLOWING:
1. Easement for irrigation ditch across a portion of said premises recorded in Book A of Water Rights, page 90;
2. Easement for a permanent easement and right of way over, upon, under and across said land recorded under Auditor's File No. 160328;
3. Easement for electric transmission and distribution lines recorded under Auditor's File No. 581165 in favor of Puget Sound Power & Light Company;
4. All matters contained and/or delineated on Survey recorded under Auditor's File No. 581659;
5. Any question that may arise due to the shifting or change in the course of Doughty Ditch due to said ditch having changed its course;
6. Any prohibition or limitation on the use, occupancy, or improvements of the land resulting from the rights of the public or riparian owners to use any waters;
7. Future adjudication of Yakima County Superior Court Cause No. 77-2-01484-5 being an action to determine the right to withdraw, divert or otherwise use the surface waters of the Yakima River Drainage Basin.

Deed From:	Edward and Mary McCann
Deed Records Auditors File No.	200203150036

PIERCE COUNTY

Section:	12
Township:	19
Range:	4
Description:
Parcel A:

Beginning at a point 490 feet East of the Southwest corner of the Northwest quarter of the Northeast quarter of Section 12, Township 19 North, Range 4 East of the W.M., in Pierce County, Washington; thence North 240.00 feet; thence East 160.00 feet; thence South 240.00 feet; thence West 160 feet to the point of beginning. except old Military Road.

Parcel B:

The East 160 feet of the West 650 feet, measured along the North line of the North 225 feet, measured parallel with the West line of the following described tract: commencing at the Southwest corner of the Northwest quarter of the Northeast quarter of Section 12, Township 19 North, Range 4 East of the W.M., in Pierce County, Washington; thence North 0°09'05" East, 15 feet to the true point of beginning; thence North 0°09'05" East 450 feet; thence South 88°41'53" East 885 feet; thence South 0°09'05" West 450 feet; thence North 88°41'53" West 885 feet to the place of beginning.

Deed From:	Albert and Mabel Bryan
Deed Records Auditors File No.	9207300475

PIERCE COUNTY

Section:	25 and 26
Township:	20
Range:	5
Description:
A portion of the James E. Williamson and Michael Connel Donation Land Claims located in Sections 25 and 26, Township 20 North, Range 5 East of the Willamette Meridian, in Pierce County Washington: Beginning at a point on the South line of Williamson Donation Land Claim, said point being South 89 Degrees 12'24" East, a distance of 1476.09 feet from the Southwest corner of said Williamson Donation Land Claim; thence North 46 Degrees 47'09" East a distance of 19.66 feet; thence North 86 Degrees 41'20" East a distance of 461.33 feet; thence South 88 Degrees 42'41" East a distance of 292.19 feet; thence South 01 Degrees 17'19" West a distance of 60.00 feet, more or less, to a point on the Northerly right-of-way of the existing Puget Sound Power & Light Company canal; thence Southwesterly on said Northerly right-of-way through the following courses: Along a 337.94 foot radius curve to the left, the radial line of which bears South 01 Degrees 19'17" West, through a central angle of 38 Degrees 04'47", an arc distance of 224.60 feet; thence South 53 Degrees 12'32" West a distance of 455.86 feet; thence along a 237.94 foot radius curve to the right, through a central angle of 08 Degrees 35'41", an arc distance of 35.69 feet; thence South 61 Degrees 48'13" West a distance of 333.38 feet, more or less, to a point 1350.00 feet East of, when measured perpendicularly, and parallel with, the West line of Connel Donation Land Claim; thence South 00 Degrees 45'32" West, on said line, a distance of 7.12 feet, more of [sic] less, to a point 552.28 feet South of the South line of the Williamson Donation Land Claim; thence North 89 Degrees 12'24" West, on a line parallel with the South line of the Williamson Donation Land Claim, a distance of 445.99 feet; thence North 46 Degrees 47'09" East a distance of 794.93 feet, more or less, to the point of beginning.

Deed From:	Linda and Daniel Reed
Deed Records Auditors File No.	9203040147

PIERCE COUNTY

Section:	1
Township:	19
Range:	4
Description:
PARCEL A:

Commencing at the Southeast corner of the Northwest quarter of the Southeast quarter of Section 1, Township 19 North, Range 4 East of the W.M., in Pierce County, Washington; thence run North 80 rods, more or less, to the Northeast corner of the Northwest quarter of the Southeast quarter of said Section; thence West 450 feet to a point near the base of the bluff; thence Southwesterly along said bluff to a point on the South line of the Northwest quarter of the Southeast quarter of said Section, said point being 650 feet West of the place of beginning; thence East along said South line to place of beginning.

PARCEL B:

Beginning at the intersection of the center line of the Northern Pacific Railway Company right of way with the South line of the Southeast quarter of Section 1, Township 19 North, Range 4 East of the W.M., in Pierce County, Washington; thence West along said South line to the Southwest corner of said Southeast quarter; thence North along the West line of said Southeast quarter to the Northwest corner of the Southwest quarter of the Southeast quarter; thence East along the North line of said subdivision to the Northeast corner of the Southwest quarter of the Southeast quarter; thence North to the Northwest corner of the Northeast quarter of the Southeast quarter; thence East along the North line of said Northeast quarter of the Southeast quarter to the center line of the Northern Pacific Railway Company's right of way; thence South 7 45" West along said center line of railroad to the point of beginning.

EXCEPT the Northern Pacific Railway Company's right of way.

ALL SUBJECT TO THE FOLLOWING:
1. Second-half 1995 general taxes and surface water management charges.
2. Terms, conditions and covenants, including liability for future taxes, roll backs, penalties and interest due to change in use, breach of, or removal from the reclassification of the land as farm and agricultural, as contained in application therefor recorded under Auditor's No. 8403060195.
3. Easement for electric power transmission lines and telephone lines, including the terms, covenants and provisions thereof, in favor of United States of America, recorded under Auditor's No. 1520686.
4. Lease, including the terms, provisions, covenants and conditions thereof, between Orrin H. Shattuck and Ila Dee Shattuck, as lessor, and Kenneth Dean Scholz and Jo Ann Scholz, as lessee, dated as of December 29, 1980 and recorded under Auditor's No. 8104060225, as the same has been amended pursuant to that certain Addendum to Lease dated as of September 9, 1988 and recorded under Auditor's No. 8904100036.
5. Security interest of Northwest Farm Credit Services, ACA, as disclosed by Financing Statement filed July 1, 1993 under Auditor's No. 9307010410.

Deed From:	Ila Dee Shattuck
Deed Records Auditors File No.	9508140061

PIERCE COUNTY

Section:	32
Township:	20
Range:	6
Description:
North 60 feet of the following described property:

Commencing at a point 29 1/2 rods West of the Southeast corner of Section 32, Township 20 North, Range 6 East of W.M., running thence North to the right of way of the Pacific Coast Power Company 39 rods, more or less; THENCE in a Westerly direction along the line of said right of way 33 rods, 1 foot, 6 inches; THENCE South to a point 15 rods North of the section line; THENCE East 16 rods; THENCE South 15 rods to the section line; THENCE East along the section line to the point of beginning.

EXCEPT South 30 feet for road.

Situate in the County of Pierce, State of Washington.

SUBJECT TO THE FOLLOWING:
1. Wire fence lying 1 foot more or less South of the North line of said premises as disclosed by record of survey recorded on December 17, 1993, under Auditor's File No. 9312171020

Deed From:	Walter and Hildegard Stachelsheid
Deed Records Auditors File No.	9502160194

PIERCE COUNTY

Section:	32
Township:	20
Range:	6
Description:
The North 60 feet of the following described property:

Commencing at the Southeast corner of Section 32, Township 20 North, Range 6 East, of the Willamette Meridian; THENCE running North 37 rods to Pacific Coast Power Company's right of way; THENCE in a Westerly direction along line of said right of way 29 1/2 rods; THENCE South 39 rods; THENCE East along County Road to place of beginning.

EXCEPT that portion conveyed to Pierce County by instrument recorded September 26, 1977, under Auditor's File No. 2768438.

Situate in the County of Pierce, State of Washington.

SUBJECT TO THE FOLLOWING:

1. Easement, including the terms, covenants and provisions as may be contained therein, granted/reserved by instrument
Recorded:  April 30, 1992
Auditor's File No.:  9204300585 Records of Pierce County, Washington
In Favor Of: Puget Sound Power & Light Company, a Washington Corporation
For:  The right to construct, operate, maintain, repair, replace and enlarge one or more electric transmission and/or distribution lines
Said easement contains, among other things, the following:
Covenants against interference and blasting.
Rights of access for purposes of maintenance and repair.
Right to cut all brush and timber and trim all trees standing or growing which constitute a menace or danger to said lands, as provided for in said easement.
2. Wire fencing lying 2 feet more or less, South of the North line of said premises as disclosed by Record of Survey recorded on December 17, 1993, under Auditor's File
     No.: 9312171020.

Deed From:	Rebecca and John Verhonick
Deed Records Auditors File No.	9502160193

PIERCE COUNTY

Section:	7
Township:	20
Range:	5
Description:
That portion of East Valley Highway East lying within or adjacent to the hereinafter described Tract "Z", and lying Easterly of a line parallel with the 40 feet Easterly of the B line shown on that certain plan map of definite location now of record and on file in the Office of the Director of Pierce County Public Works and Utilities in Tacoma, Washington, and bearing date of approval February 28, 1994, revised October 9, 1995, and bearing County Road Project No. CRP 5327, entitled P.S.P.L. Trailrace Bridge No. 7205-A, all being in Section 7, Township 20 North, Range 5 East of the W.M. in Pierce County, Washington, in the Dieringer area.

Tract"Z"

Lots 3 to 7 inclusive, WHITE RIVER GARDEN TRACTS, according to plat recorded in Book 7 of plats at page 100, in Pierce County, Washington; lying East of the Northern Pacific Company Right-of-Way.

AND;

Beginning at a point 1009.20 feet East and 701.10 feet North of the quarter section corner on the West line of Section 7, Township 20 North, Range 5 East of the W.M., in Pierce County, Washington; running thence East 200 feet; thence North 296.54 feet; thence West 184 feet; thence Southerly to place of beginning.

Deed From:	Pierce County
Deed Records Auditors File No.	N/A (Pierce County Ordinance No. 97-98)

SKAGIT COUNTY

Section:	4
Township:	34
Range:	2
Description:
That portion of the Southwest ¼ of Section 4, Township 34 North, Range 2 East, W.M., being more particularly described as follows:

Commencing at the intersections of the West right-of-way line of the Thompson Road with the South right-of-way line of the Stevenson Road. Said intersection also being the Northeast corner of that certain parcel of property owned by Puget Sound Power & Light Company as shown on Survey recorded in Book 9 of Surveys at Pages 125 and 126 under Auditor's File No. 9002230003; thence North 89 degrees 51'22" West along the North line of said Puget parcel a distance of 503.42 feet to an angle point in said Puget parcel; thence South 0 degrees 57'30" West along the boundary of said Puget parcel a distance of 522.36 feet to an angle point in said Puget parcel, said angle point being the True Point of Beginning; thence South 89 degrees 59'24" West along said Puget boundary a distance of 144.67 feet to an angle point in said boundary; thence North 0 degrees 57'53" East along said Puget boundary a distance of 124.62 feet; thence South 88 degrees 13'25" East a distance of 144.65 feet to the intersection with said Puget boundary; thence South 0 degrees 57'30" West along said Puget boundary a distance of 120.11 feet to the point of beginning.

Deed From:	Judy Northcutt
Deed Records Auditors File No.	9204140092

SKAGIT COUNTY

Section:	17
Township:	34
Range:	4
Description:
Parcel A

Tracts 1, 2, 3 and 4, "PARKER BUSINESS CENTER", as per plat recorded in Volume 11 of Plats, pages 91 and 96, inclusive, records of Skagit County, Washington.

Parcel B

That portion of the 20 foot wide private road abutting College Way on the South lying between the West line of Lot 4 and the East Line of Lot 1 produced North in the plat of "PARKER BUSINESS CENTER", as per plat recorded in Volume 11 of Plats, pages 91 to 96 inclusive.

Deed From:	MV Associates
Deed Records Auditors File No.	9307210130

SKAGIT COUNTY

Section:	19 and 20
Township:	35
Range:	5
Description:
The land referred to herein is situated in the County of Skagit, State of Washington, and is described as follows:

That part of the Northeast ¼ of the Southeast ¼ of Section 19, Township 35 North, Range 5 East, W.M., lying Southeasterly of the paved highway.

AND that part of the Northwest ¼ of the Southwest ¼ of Section 20, Township 35 North, Range 5 East, W.M., lying North of the County Road along the South line of said Northwest ¼ of the Southwest ¼ as conveyed to Skagit County by Deed recorded July 3, 1906 in Volume 63 of Deeds, Page 345, and South and West of the centerline of Hansen Creek, EXCEPT a tract as described as follows:

Beginning at the Northeast corner of the Southeast ¼ of Section 19, Township 35 North, Range 5 East, W.M.; thence running South 88 degrees 59' West along the North line of said Southeast ¼, a distance of 131.35 feet; thence South 52 degrees 11'30" West a distance of 329.54 feet; thence South 37 degrees 48'30" East a distance of 508.4 feet; thence North 52 degrees 11'30" East a distance of 957.41 feet; thence North 50 degrees 05' West a distance of 47.48 feet to a point on the North line of said Southwest ¼ of said Section 20; thence South 88 degrees 59' West along the North line of said Southwest ¼ a distance of 640.08 feet to the point of beginning.

EXCEPT from the above described premises, the West 40 acres thereof, and ALSO EXCEPT from the above described premises that portion, if any, lying West of the West line of the East 12.80 acres of the Northwest ¼ of the Southwest ¼ of said Section 20, lying Southwesterly of Hanson Creek.

ALSO EXCEPT that portion conveyed to Skagit County for road purposes by Deed recorded June 24, 1947, under Auditor's File No. 405887.

Deed From:	Vergil and Rosalie Van Fleet
Deed Records Auditors File No.	9312210137

SKAGIT COUNTY

Section:	4
Township:	34
Range:	2
Description:
That portion of the Southwest 1/4 of Section 4, Township 34 North, Range 2 East, W.M., being more particularly described as follows:

Commencing at the intersections of the West right-of-way line of the Thompson Road with the South right-of-way line of the Stevenson Road. Said intersection also being the Northeast corner of that certain parcel of property owned by Puget Sound Power & Light Company as shown on Survey recorded in Book 9 of Surveys at Pages 125 and 126, under Auditor's File No. 9002230003; thence North 89 degrees 51'22" West a long the North line of said Puget parcel a distance of 503.42 feet to an angle point in said Puget parcel and the true point of beginning; thence South 89 degrees 51'22 " East along the South line of Stevenson Road a distance of 56.14 feet; thence South 0 degrees 57'30" West a distance of 315.72 feet; thence North 89 degrees 02'30" West a distance of 56.13 feet to a point on the East line of that certain tract of land conveyed under Auditor's File No. 8411200012; thence South 0 degrees 57'30" West along the East line of said tract a distance of 87.33 feet; thence North 88 degrees 13'25" West a distance of 144.65 feet to a point on the West line of said Tract described under Auditor's File No. 8411200012; thence North 0 degrees 57'53" East a distance of 398.12 feet, more or less, to the South line of Stevenson Road; thence South 89 degrees 51'22" East along the South line of Stevenson Road a distance of 145 feet, more or less, to the point of beginning.

Deed From:	Judy Northcutt
Deed Records Auditors File No.	9411070076

SKAGIT COUNTY

Section:	5
Township:	34
Range:	4
Description:
Lot 5, Burlington Binding Site Plan No. 2-97, approved July 14, 1997, recorded December 18, 1997, under Auditor's File No. 9712180060, filed in Volume 13 of Short Plats, pages 67 - 68, being portion of the Southwest ¼ of the Southwest ¼ of Section 5, Township 34 North, Range 4 East, W.M.

Deed From:	Lakha Investments Co. LLC
Deed Records Auditors File No.	200109250065

SNOHOMISH COUNTY

Section:	25
Township:	29
Range:	5
Description:
The South 400 feet lying East of the East line of that certain easement granted to the City of Seattle as filed under Snohomish County Recording No. 299747 of the following described property:

All that portion of tracts 38, 39 and 40, Plat of Glenwood Division "A", according to the plat thereof recorded in Volume 7 of Plats, page 46, Records of Snohomish County, Washington, described as follows:

Beginning at the Southwest corner of tract 38, Plat of Glenwood Division "A"; thence running North along West line of tracts 38, 39 and 40 to the Northwest corner of tract 40;
thence East along North line of tract 40, 434.14 feet;
thence South to a point on the South line of tract 38, 435.32 feet East of the Southwest corner of tract 38;
thence West along South line of tract 38 to the point of beginning.

Together with a 20 foot wide easement for ingress and egress over and across a portion of lots 38, 39 & 42 of said Plat of Glenwood Division "A" lying East of the West margin of the Bonneville Snohomish-Arlington Transmission Line right-of-way; and West of the East margin of Seattle City Light Skagit Transmission Line right-of-way and South of the North margin of the Bonneville Power Administration Sedro Wooley Tap to Chief Joseph-Snohomish No. 2 Transmission Line right-of-way.

Situate in the County of Snohomish, State of Washington.

SUBJECT TO THE FOLLOWING:
1. Right to enter said premises to make repairs and the right to cut brush and trees which constitute a menace or danger to utility lines located on property adjoining said premises as granted by instrument recorded under Recording Number 299747.
(affects portion of lots 38, 39, AND 40)
2. Easement and the terms and conditions thereof:
Grantee: United States of America and Its Assigns
Purpose: Transmission Lines
 Area Affected: A strip of land 100 feet in width lying 50 feet on either side of and parallel with the survey line of the United States of America for its Bonneville Power Administration's Sedro Woolley Tap To Chief Joseph-Snohomish No. 2 Transmission Line
Recorded: October 13, 1967
Recording Number: 1991322

Deed From:	Doo Young and Shannon Chang
Deed Records Auditors File No.	9510260028

SNOHOMISH COUNTY

Section:	35
Township:	31
Range:	4
Description:
Parcel A:

The East 200 00 feet of Lot 3 in Block 2 of Plat of Loma Lake, according to plat recorded in Volume 13 of Plats at page(s) 24 through 27, inclusive, in Snohomish County, Washington, except the south 160 feet thereof.

Parcel B:

A non-exclusive easement for ingress, egress, utility and telephone system operation purposes over, under, across, and through the following described tract of land

Commencing at the most Westerly corner of said Lot 3 in Block 2 of Plat of Loma Lake according to plat recorded in Volume 13 of Plats at page(s) 24 through 27, inclusive, in Snohomish County, Washington thence North 60°24'30" East along the Easterly right of way of 150th Place NW (a county road) a distance of 69.35 feet to the true point of beginning;
Thence continuing North 60°24'30" East along the Easterly right of way of said 150th Place NW, a distance of 27.58 feet;
Thence South 54°32'14" East parallel with the Northerly line of said Lot 3 a distance of 752.20 feet to a point on the West line of the East 200.00 feet of said Lot 3;
Thence South 16°5'6" West along the West line of the East 200.00 feet of said Lot 3 a distance of 26 50 feet to a point that bears South 54°32'14" East from the true point of beginning;
Thence North 54°32'14" West parallel with the Northerly line of said Lot 3 a distance of 772 62 feet to the true point of beginning

Parcel C:

An easement for ingress, egress, utility and telephone system operation purposes over, under, across, and through the following described property as created in statutory warranty deed recorded under Recording No. 8601240197.

The North 35 feet of the West 30 feet of the South 160 of the East 200 feet of Lot 3 in Block 2 of Plat of Loma Lake according to plat recorded in Volume 13 of Plats at page(s) 24 through 27, inclusive, in Snohomish County, Washington

Deed From:	Sprint Communications Co. L.P.
Deed Records Auditors File No.	200202070331

THURSTON COUNTY

Section:	4
Township:	17
Range:	2
Description:
That part of the South half of the Southeast quarter of Section 4, Township 17 North, Range 2 West, W.M., described as follows: Beginning at a point on the South line of the county road known as Israel Road 272.3 feet West of its intersection with the Westerly line of secondary State Highway No. 1-M; thence running West along the said Westerly line of Israel Road 450 feet; thence South 526 feet; thence East 270 feet to the said Westerly line of highway; thence Northeasterly along the said Westerly line 273 feet; thence North 320 feet to the point of beginning in Thurston County, Washington.

SUBJECT TO THE FOLLOWING:
1. Easement and conditions contained therein as granted in instrument:
Recorded:  May 22, 1974
Recording No.:  913298
In Favor Of:  Puget Sound Power & Light Company, a Washington
               corporation
For:  Electric transmission and distribution line and appurtenances thereto
Affects:  A portion of said land
2. Easement and conditions contained therein as granted in instrument:
Recorded:  July 8, 1982
Recording No.:  8207080058
In Favor Of:  Puget Sound Power & Light Company, a Washington
               corporation
For:  Electric transmission and distribution line and appurtenances thereto
Affects:  The Northerly 20 feet

Deed From:	Camille Brock
Deed Records Auditors File No.	9212300169

THURSTON COUNTY

Section:	1
Township:	18
Range:	1
Description:
Lot 1 of Binding Site Plan No. BSP-020006 LA as recorded May 27, 2003 under Recording No. 3535174;

Together with that portion of the Southeast quarter of Section 1, Township 18 North, Range 1 West, W.M., contained within a strip of land 50 feet in width, the sidelines of which are 25.00 feet on each side of the following described centerline:

Commencing at the Southeast corner of the Northeast quarter of the Southeast quarter of said Section; thence North 01 degrees 56'06" East, along the East line of said Section, 5.00 feet to the point of beginning; thence North 88 degrees 03'54" West 283.37 feet; thence North 53 degrees 09'52" West 270.23 feet; thence North 01 degrees 56'06" East 100.39 feet; thence North 70 degrees 24'18" East 302.68 feet; thence South 88 degrees 03'54" East 223.43 feet to the East line of said Section 1 and the end of this centerline description.

Excepting therefrom the East 30 feet for Meridian Road NE.

Situate in the City of Lacey, County of Thurston, State of Washington.

SUBJECT TO THE FOLLOWING:
1. Reservations of all coal and minerals.
Recording No.: 596230
Pursuant To: Affidavit recorded under Recording No. 8811170065, said mineral rights include sand and gravel.
In connection therewith we note statutory warranty deed recorded October 2, 1990 under Recording No. 9010020163.
2. All covenants, conditions, restrictions, reservations, easements or other servitudes, if any, disclosed by the survey recorded under Recording No. 8201080002.
Rights or benefits, if any, which may be disclosed by the recorded document(s) above affecting land outside the boundary described in Schedule A.
3. All covenants, conditions, restrictions, reservations, easements or other servitudes, if any, disclosed by the survey recorded under Recording No. 8204020004.
Rights or benefits, if any, which may be disclosed by the recorded document(s) above affecting land outside the boundary described in Schedule A.
4. Easement and the terms and conditions thereof:
Grantee: South Sound Utility Co., Inc.,
Purpose: A right of way for the construction, maintenance, use, operation, repair and replacements of water transmission lines
Area Affected: A portion of said premises
Recorded: July 14, 1986
Recording No.: 8607140034
5. Covenants, conditions and restrictions imposed by instrument recorded on April 8, 1993, under Recording No. 9304080184, including, but not limited to, liability for assessments levied by the community association, and rights or benefits which may be disclosed affecting land outside the boundary described in Schedule A.
6. Covenants, conditions and restrictions imposed by instrument recorded on April 8, 1993, under Recording No. 9304080186 and modified by instrument recorded under Recording No(s). 9306160055, 9306160058, 3232741, 3357955, 3363604 and 3363605, including, but not limited to, liability for assessments levied by the community association, and rights or benefits which may be disclosed affecting land outside the boundary described in Schedule A.
7. Provisions contained in the Articles of Incorporation and Bylaws of Meridian Campus Commercial Owners' Association.
8. All covenants, conditions, restrictions, reservations, easements or other servitudes, if any, disclosed by the survey recorded under Recording No. 3990346.
Rights or benefits, if any, which may be disclosed by the recorded document(s) above affecting land outside the boundary described in Schedule A.
9. Easement and the terms and conditions thereof:
Grantee: City of Lacey, a municipal corporation
Purpose: Utilities and related rights
Area Affected: A portion of said premises
Recorded: August 15, 2002
Recording No.: 3454949
  10. Right to make necessary slopes for cuts or fills upon the land herein described as granted to City of Lacey, a municipal corporation by deed recorded under Recording No. 3462474.
  11. Easement and the terms and conditions thereof:
     Grantee: City of Lacey, a municipal corporation
     Purpose: Utilities and related rights
     Area Affected: A portion of said premises
     Recorded: December 2, 2002
     Recording No.: 3482260

Deed From:	Vicwood Meridian Partnership
Deed Records Auditors File Nos.	3538428 and 3538426

WHATCOM COUNTY

Section:	30
Township:	38
Range:	3
Description:
Lot 1, "ENSERCH/Georgia Pacific Short Plat Amended", according to the map thereof recorded Book 27, of Short Plats, Pages 29 & 30, records of Whatcom County and filed under Auditor's File No. 921027178

Parcel One

A portion of Lot 1, "ENSERCH/Georgia Pacific Short Plat Amended", according to the map thereof recorded Book 27, of Short Plats, Pages 29 & 30, records of Whatcom County and filed under Auditor's File No. 921027178, said portion of Lot 1 being more particularly described as follows:

Commencing at a brass disk, set in concrete, at the intersection of the center lines of Cornwall Avenue and Vacated Laurel Street; thence along the center line of said Cornwall Avenue South 45°45'27" West, 295.02 feet; thence at right angles North 44°14'33" West, 40.00 feet to a point on the Northwest right-of-way line of said Cornwall Avenue, said point being the most Southerly corner point of Lot 2, and the most Easterly corner point of Lot 1, of said "ENSERCH/Georgia Pacific Short Plat Amended", thence along said right-of-way line South 45°45'27" West, 27.99 feet; thence leaving said right-of-way line North 44°14'33" West, 28.50 feet; thence parallel with said Cornwall Avenue right-of-way line South 45°45'27" West, 15.50 feet; to the True Point of Beginning;

thence continuing parallel with said Cornwall Avenue right-of-way line South 45°45'27" West, 111.00 feet; thence North 44°14'33" West, 204.50 feet; thence North 45°45'27" East, 104.65 feet; thence South 89°14'33" East, 30.90 feet; thence South 44°14'33" East, 157.65 feet; thence South 12°26'37" East, 29.42 feet to the True Point of Beginning.

All in the City of Bellingham, Whatcom County, Washington.

Parcel Two

A portion of Lot 1, "ENSERCH/Georgia Pacific Short Plat Amended", according to the map thereof recorded in Book 27, of Short Plats, Pages 29 & 30, of Whatcom County and filed under Auditor's File No. 921027178, said portion of Lot 1 being more particularly described as follows:

Commencing at a brass disk, set in concrete, at the intersection of the center lines of Cornwall Avenue and Vacated Laurel Street; thence along the center line of said Cornwall Avenue South 45°45'27" West, 295.02 feet; thence at right angles North 44°14'33" West, 40.00 feet to a point on the Northwest right-of-way line of said Cornwall Avenue, said point being the most Southerly corner point of Lot 2, and the most Easterly corner point of Lot 1, of said "ENSERCH/Georgia Pacific Short Plat Amended", thence along said right-of-way line South 45°45'27" West, 27.99 feet to the True Point of Beginning;

thence continuing along said right-of-way line South 45°45'27" West, 126.50 feet; thence North 44°14'33" West 28.50 feet to the most Southerly corner of "Parcel One" (as described in Exhibit B-1 hereto); thence along the Southeast line of said Parcel One, North 45°45'27" East, 126.50 feet; thence South 44°14'33" East, 28.50 feet to said Cornwall Avenue Northwest right-of-way line to the True Point of Beginning.

All in the City of Bellingham, Whatcom County, Washington.

Parcel Three

A portion of Lot 1, "ENSERCH/Georgia Pacific Short Plat Amended", according to the map thereof recorded in Book 27, of Short Plats, Pages 29 & 30, records of Whatcom County and filed under Auditor's File No. 921027178, said portion being more particularly described as follows:

Commencing at a brass disk, set in concrete, at the intersection of the center lines of Cornwall Avenue and Vacated Laurel Street; thence along the center line of said Cornwall Avenue South 45°45'27" West, 295.02 feet; thence at right angles North 44°14'33" West, 40.00 feet to a point on the Northwest right-of-way line of said Cornwall Avenue, said point being the most Southerly corner point of Lot 2, and the most Easterly corner point of Lot 1, of said "ENSERCH/Georgia Pacific Short Plat Amended", thence along said right-of-way line South 45°45'27" West, 27.99 feet; thence leaving said right-of-way line North 44°14'33" West, 18.50 feet to the True Point of Beginning;

thence South 45°45'27" West, 126.50 feet parallel to the Southeast line of "Parcel One" (as described in Exhibit B-1 hereto); thence North 44°14'33" West, 10.00 feet to the Southwest corner of said Parcel One; thence along the Southeast line of said Parcel One extended North 45°45'27" East, 136.50 feet; thence South 44°14'33" East, 10.00 feet; thence South 45°45'27" West, 10.00 feet to the True Point of Beginning.

All in the City of Bellingham, Whatcom County, Washington.

Parcel Four

A portion of Lot 1, "ENSERCH/Georgia Pacific Short Plat Amended", according to the map thereof recorded in Book 27, of Short Plats, Pages 29 & 30, records of Whatcom County and filed under Auditor's File No. 921027178, said portion being more particularly described as follows:

Commencing at a brass disk, set in concrete, at the intersection of the center lines of Cornwall Avenue and Vacated Laurel Street; thence along the center line of said Cornwall Avenue South 45°45'27" West, 295.02 feet; thence at right angles North 44°14'33" West, 40.00 feet to a point on the Northwest right-of-way line of said Cornwall Avenue, said point being the most Southerly corner point of Lot 2, and the most Easterly corner point of Lot 1, of said "ENSERCH/Georgia Pacific Short Plat Amended", thence along said right-of-way line South 45°45'27" West, 27.99 feet; thence leaving said right-of-way line North 44°14'33" West, 28.50 feet; thence parallel with the Northwest right-of-way line of said Cornwall Avenue South 45°45'27" West, 126.50 feet to the most Southerly corner point of "Parcel One" (as described in Exhibit B-1 hereto); and the True Point of Beginning;

thence South 44°14'33" East, 5.00 feet; thence South 45°45'27 West, 5.00 feet; thence parallel with the Southwest line of said Parcel One, North 44°14'33" West, 214.50 feet; thence parallel with the Northwest line of said Parcel One, North 45°45'27" East, 101.50 feet; thence at right angles, South 44°14'33" East, 5 feet; to a point on the Northwest line of said Parcel One; thence along said Northwest line South 45°45'27" West, 96.50 feet to the Northwest corner point of said Parcel One; thence along the Southwest line of said Parcel One South 44°14'33" East, 204.50 feet to the Southwest corner of said Parcel One and the True Point of Beginning.

All in the City of Bellingham, Whatcom County, Washington.

Parcel Five

A portion of Lot 1, "ENSERCH/Georgia Pacific Short Plat Amended", according to the map thereof recorded in Book 27, of Short Plats, Pages 29 & 30, records of Whatcom County and filed under Auditor's File No. 921027178, said portion being more particularly described as follows:

Commencing at a brass disk, set in concrete, at the intersection of the center lines of Cornwall Avenue and Vacated Laurel Street; thence along the center line of said Cornwall Avenue South 45°45'27" West, 295.02 feet; thence at right angles North 44°14'33" West, 40.00 feet to a point on the Northwest right-of-way line of said Cornwall Avenue, said point being the most Southerly corner of Lot 2, and the most Easterly corner of Lot 1, of said "ENSERCH/Georgia Pacific Short Plat Amended", and the True Point of Beginning;

thence along the Southwesterly line of said Lot 2, North 44°16'53" West, 84.39 feet to an interior corner point between said Lots 1 and 2; thence extending North 44°16'53" West, 179.61 feet; thence South 45°45'27" West, 57.81 feet; thence South 44°14'33" East, 31.00 feet to the Northwest line of "Parcel One" (as described in Exhibit B-1 hereto); thence along said Northwest line North 45°45'27" East, 8.15 feet; thence South 89°14'33" East, 30.90 feet; thence along the Northeast line of said Parcel One South 44°14'33" East, 157.65 feet; thence South 12°26'37" East, 29.42 feet to a point on the Southeast line of said Parcel One; thence parallel to the Northwest right-of-way line of said Cornwall Avenue North 45°45'27" East, 15.50 feet; thence South 44°14'33" East, 28.50 feet to the Northwest right-of-way line of said Cornwall Avenue; thence along said right-of-way line North 45°45'27" East, 27.99 feet; to the True Point of Beginning.

All in the City of Bellingham, Whatcom County, Washington.

Parcel Six

A portion of Lot 1, "ENSERCH/Georgia Pacific Short Plat Amended", according to the map thereof recorded in Book 27, of Short Plats, Pages 29 & 30, records of Whatcom County and filed under Auditor's File No. 921027178, said portion being more particularly described as follows:

Commencing at a brass disk, set in concrete, at the intersection of the center lines of Cornwall Avenue and Vacated Laurel Street; thence along the center line of said Cornwall Avenue South 45°45'27" West, 295.02 feet; thence at right angles North 44°14'33" West, 40.00 feet to a point on the Northwest right-of-way line of said Cornwall Avenue, said point being the most Southerly corner point of Lot 2, and the most Easterly corner point of Lot 1, of said "ENSERCH/Georgia Pacific Short Plat Amended", thence along said right-of-way line South 45°45'27" West, 27.99 feet to the True Point of Beginning;

thence leaving said right-of-way line North 44°14'33" West, 53.50 feet to a point on the Northeast line of "Parcel One" (as described in Exhibit B-1 hereto); thence continuing along said Northeast line North 44°14'33" West, 157.65 feet; thence North 89°14'33" West, 30.90 feet to a point on the Northwest line of said Parcel One; thence along said Northwest line South 45°45'27" West, 8.15 feet; thence North 44°14'33" West, 5.00 feet; thence North 45°45'27" East, 40.00 feet; thence parallel with the Northeast line of said Parcel One extended South 44°14'33" East, 238.00 feet to a point on the Northwest right-of-way line of said Cornwall Avenue; thence along said right-of-way line South 45°45'27" West, 10.00 feet to the True point of beginning.

All in the City of Bellingham, Whatcom County, Washington.

Parcel Seven

That portion of Lot 1, "ENSERCH/Georgia Pacific Short Plat Amended", according to the map thereof recorded Book 27, of Short Plats, Pages 29 & 30, records of Whatcom County and filed under Auditor's File No. 921027178, EXCEPT that portion of Lot 1 being more particularly described as follows:

Commencing at a brass disk, set in concrete, at the intersection of the center lines of Cornwall Avenue and Vacated Laurel Street; thence along the center line of said Cornwall Avenue South 45°45'27" West, 295.02 feet; thence at right angles North 44°14'33" West, 40.00 feet to a point on the Northwest right-of-way line of said Cornwall Avenue, said point being the most Southerly corner point of Lot 2, and the most Easterly corner point of Lot 1, of said "ENSERCH/Georgia Pacific Short Plat Amended", thence along said right-of-way line South 45°45'27" West, 27.99 feet; thence leaving said right-of-way line North 44°14'33" West, 28.50 feet; thence parallel with said Cornwall Avenue right-of-way line South 45°45'27" West, 15.50 feet; to the True Point of Beginning;

thence continuing parallel with said Cornwall Avenue right-of-way line South 45°45'27" West, 111.00 feet; thence North 44°14'33" West, 204.50 feet; thence North 45°45'27" East, 104.65 feet; thence South 89°14'33" East, 30.90 feet; thence South 44°14'33" East, 157.65 feet; thence South 12°26'37" East, 29.42 feet to the True Point of Beginning.

All in the City of Bellingham, Whatcom County, Washington.

Deed From:	Encogen
Deed Records Auditors File No.	N/A (Whatcom County Superior Court Cause No. 93-2-01358-9); condemnation

WHATCOM COUNTY

Section:	20
Township:	40
Range:	3
Description:
That portion of the "ALLEY" situated in the South ½ of the Northeast ¼ of Section 20, Township 40 North, Range 3 East of W.M., described as follows:

Beginning on the westerly line of Lot 1, Block 1, "Hawley and Lawlence's Addition to Lynden, "Whatcom County" WA, as per the map thereof, recorded in Book 1 of Plats, Page 46, in the Auditor's Office of said County and State, at a point where the north line of the alley intersects said westerly line of said Lot 1; thence southwesterly along the said westerly line of said Lot 1 to the intersection of the southerly line of said alley with the westerly line of said Lot 1; thence westerly along the southerly line of said alley to the northwesterly corner of a tract of land conveyed to Puget Sound Energy, Inc. (formerly known as Puget Sound Power & Light Company) by Deed recorded under Whatcom County Recording No. 1529480; thence northerly at right angles to Front Street to the north line of said alley; thence easterly to the point of beginning.

(Commonly described as the portion of the alley north of the address 127 Front Street, Lynden, Washington)

Deed From:	Nellie Bouma
Deed Records Auditors File No.	2000802458

ARTICLE ONE

MISCELLANEOUS

SECTION 1.01

This Eightieth Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Indenture, and shall form a part thereof, and the Indenture, as hereby supplemented and modified, is hereby confirmed. Except to the extent inconsistent with the express terms hereof, all the provisions, terms, covenants, and conditions of the Indenture shall be applicable to the Bonds of the New Series to the same extent as if specifically set forth herein.

SECTION 1.02

The Trustee has accepted the amendment of the Indenture effected by this Eightieth Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, and without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect of any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Company, or for or with respect to (a) the validity or sufficiency of this Eightieth Supplemental Indenture or any of the terms or provisions hereof, (b) the proper authorization hereof by the Company by corporate action or otherwise, and (c) the due execution hereof by the Company.

SECTION 1.03

The Company covenants that it is lawfully seized and possessed of all the trust estate at the date of the execution of the Eightieth Supplemental Indenture except as in the Indenture otherwise stated or permitted; that on said date the trust estate is free and clear from all liens and encumbrances other than permitted encumbrances, except as in the Indenture otherwise stated or permitted; that the Company will warrant and forever defend the trust estate and the title thereto to the Trustee against the claims of all persons whomsoever except as in the Indenture otherwise stated or permitted; that it will maintain and preserve the lien of the Indenture, as a first mortgage lien, except as in the Indenture otherwise stated or permitted so long as any of the Bonds issued under the Indenture are outstanding; and that it has good right and lawful authority to subject said property to the lien of the Indenture, as provided in and by the Indenture.

SECTION 1.04

This Eightieth Supplemental Indenture may be executed in several counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts, or as many of them as the Company and the Trustee shall preserve undestroyed, shall together constitute but one and the same instrument.

SECTION 1.05

Although this Eightieth Supplemental Indenture is dated for convenience and for the purpose of reference as of April 30, 2004, the actual date or dates of execution by the Company and by the Trustee are as indicated by their respective acknowledgments hereto annexed.

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IN WITNESS WHEREOF, Puget Sound Energy, Inc. has caused this Eightieth Supplemental Indenture to be signed in its corporate name and behalf by its President or one of its Vice Presidents or its Treasurer or Assistant Treasurer and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries, all on April 30, 2004, but as of the day and year first above written.

PUGET SOUND ENERGY, INC.
By: /s/ James W. Eldredge
James W. Eldredge Vice President Corporate Secretary, Controller, and Chief Accounting Officer

Attest:
/s/ Michael J. Stranik Michael J. Stranik Assistant Corporate Secretary and Assistant Controller

STATE OF WASHINGTON	)
)ss:
COUNTY OF KING	)

On this 30th day of April, 2004, before me, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared James W. Eldredge, to me known to be the Vice President Corporate Secretary, Controller, and Chief Accounting Officer of Puget Sound Energy, Inc., a Washington corporation, the corporation named in and which executed the foregoing instrument; and they acknowledged to me that they signed the same as the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, being authorized so to do.

WITNESS my hand and official seal the day and year in this certificate above written.

/s/ Carol A. Nelson
Notary Name: Carol A. Nelson
Notary Public in and for the State of Washington, residing at Redmond, Washington
My Commission expires 7-20-05

STATE OF WASHINGTON	)
)ss:
COUNTY OF KING	)

On this 30th day of April, 2004, before me, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Michael J. Stanik, to me known to be the Assistant Corporate Secretary and Assistant Controller of Puget Sound Energy, Inc., a Washington corporation, the corporation named in and which executed the foregoing instrument; and they acknowledged to me that they signed the same as the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, being authorized so to do.

WITNESS my hand and official seal the day and year in this certificate above written.

/s/ Carol A. Nelson
Notary Name: Carol A. Nelson
Notary Public in and for the State of Washington, residing at Redmond, Washington
My Commission expires 7-20-05